UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2008 (July 11, 2008)

T.O.D. TASTE ON DEMAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-148928	75-3255056

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Hakeshet Street, Reuth, Israel 91708	91708

(Address of principal executive offices)	(Zip Code)

+972 8 9263001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On July 11, 2008, the registrant entered into a consulting agreement (“Agreement”) in connection with the development of a functional prototype product capable of threading the neck of mineral water bottles on the one hand, enabling their closure by corresponding screw-on bottle caps on the other hand, having such product contain a number of cells for the storage of semi-hard “candies” containing flavor essences to be added to the mineral water

Under the terms of the Agreement the consultant working on development of this product, shall be granted 14,286 shares of the registrant’s common stock and shall receive a total cash consideration of up to $9,600.

Copy of the Agreement is attached hereto and incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 10.1 Consulting Agreement dated as of July 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

T.O.D. Taste on Demand Inc. (registrant)

Date: July 11, 2008	By:	/s/ David Katzir
Name: David Katzir
Title: Chief Executive Officer